UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2022

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 1, 2022, Supernus Pharmaceuticals, Inc. (the “Company”) filed a notification of Late Filing on Form 12b-25 indicating that the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) would be delayed. On March 17, 2022, the Company notified (the “Notice”) the Nasdaq Listing Qualifications Department (“Nasdaq”) and later received a letter (the “Letter”) from Nasdaq, in each case, indicating that the Company was not in compliance with the filing requirement under Nasdaq Rule 5250(c)(1) due to its failure to timely file its Annual Report. The Letter further stated that Nasdaq rules permit the Company to submit a plan to regain compliance by no later than May 16, 2022, or within 60 calendar days, and, if accepted, Nasdaq could grant the Company an exception of up to 180 calendar days from the due date of the Annual Report, or until September 12, 2022, to regain compliance. The Company currently anticipates filing its Annual Report on or before April 4, 2022 and thereby regaining compliance with the filing requirement.
On March 17, 2022, the Company issued a press release announcing its submission of the Notice to Nasdaq. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements do not convey historical information, but relate to predicted or potential future events, that are based upon management's current expectations. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for Supernus’ ongoing obligations to disclose material information under the federal securities laws, Supernus undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including Supernus’s ability to complete its financial statements and assessment of internal controls over financial reporting and the ability of the independent registered public accounting firm, KPMG LLP, to complete its audit procedures.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Press Release Dated March 17, 2022 filed as an Exhibit pursuant to Item 3.01 hereof.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: March 21, 2022	By:	/s/ Timothy C. Dec
Timothy C. Dec Senior Vice-President and Chief Financial Officer
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